UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2003

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-32877	04-3562325
(Commission File Number)	(IRS Employer Identification No.)

189 Wells Avenue, Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

(617) 559-0033

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure

On November 4, 2003 and November 11, 2003, respectively, the U.S. Patent and Trademark Office issued the following U.S. patents covering the Company’s core carbohydrate drug targeting and delivery platforms: (i) No. 6,642,205. “Methods and Compositions for Reducing Side Effects in Chemotherapeutic Treatments” and (ii) No. 6,645,946. “Delivery of a Therapeutic Agent in a Formulation for Reduced Toxicity.”

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

99.1    Press Release of Pro-Pharmaceuticals, Inc. dated November 13, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ David Platt, Ph.D
David Platt. Ph.D President and Chief Executive Officer

Date: November 14, 2003

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